UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2007

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

0-14354

(Commission file number)

35-1692825

(I.R.S. Employer

Identification No.)

135 NORTH PENNSYLVANIA STREET

SUITE 2800

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 269-1200

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 17, 2007, First Indiana Corporation issued a press release announcing a delay in the release of its second quarter earnings and the cancellation of a planned conference call on the earnings. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 17, 2007.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	July 17, 2007
FIRST INDIANA CORPORATION

By: /s/ William J. Brunner
William J. Brunner
Chief Financial Officer